UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under Rule 14a-12

CURIS, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This is an important notice regarding the availability of proxy material for the annual stockholder meeting to be held on May 21, 2024.

Your **Vote** Counts!

CURIS, INC.

2024 Annual Meeting
May 21, 2024 10:00 AM Eastern Time
Virtual Meeting Site: www.virtualshareholdermeeting.com/CRIS2024

CURIS

CURIS, INC.
128 SPRING STREET, BUILDING C - SUITE 500
LEXINGTON, MA 02421

V40328-P04471

You invested in CURIS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the proxy materials by request. If you would like to receive a copy of the proxy materials, you must request one. To make such a request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above prior to May 7, 2024 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Vote on May 21, 2024
10:00 AM Eastern Time
Visit: www.virtualshareholdermeeting.com/CRIS2024

Vote in Advance of the Meeting

Vote by May 20, 2024 11:59 PM Eastern Time

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper or email copy free of charge (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of two Class I Directors **Nominees:** 01) James E. Dentzer 02) Anne E. Borgman, M.D.	For
2. To approve an advisory vote on executive compensation.	For
3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
4. To approve the Fifth Amended and Restated 2010 Stock Incentive Plan to reserve up to an additional 942,100 shares of common stock for issuance under the plan and to provide for certain other amendments.	For
5. To approve Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan to reserve up to an additional 400,000 shares of common stock for issuance under the plan.	For
6. To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 27,781,250 to 39,171,875 and the number of authorized shares of our common stock from 22,781,250 to 34,171,875.	For
7. To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to provide for officer exculpation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".